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SETTLEMENT TERM SHEET

March 12, 2025

This term sheet (this "***Term Sheet***") sets forth a summary of general terms for a settlement (the "***Settlement***") among Gaucho Group Holdings, Inc. ("***GGH***"), Gaucho Group, Inc. ("***GGI***"), Algodon Global Properties, LLC ("***AGP***"), InvestProperty Group, LLC ("***IPG***"), Gaucho Ventures I-Las Vegas, LCC ("***GV***"), The Algodon Recoleta, S.R.L. ("***AR SRL***"), Algodon Properties II S.R.L. ("***AP SRL***"), Algodon Wine Estates S.R.L. ("***AWE SRL***"), and Gaucho Development S.R.L. ("***GD SRL***", and together with GGH, GGI, AGP, IPG, GV, AR SRL, AP SRL, and AWE SRL, and any affiliate of the foregoing, the "***Gaucho Parties***", and each, a "***Gaucho Party***") and 3i, LP, as Collateral Agent and for itself and as a Noteholder (the "***Lender***"). The Gaucho Parties and the Lender are collectively referred to herein as the "***Parties***" and each is a "***Party***". Capitalized terms used but not defined herein have the meanings set forth in the SPA or the Security Agreement (each, as defined herein) as applicable. The Settlement will be in exchange for allowance in the amount set forth below of the Lender's proof of claim filed on in January 21, 2025 (the "***Claim***") in the case commenced by GGH on November 12, 2024 (the "***Petition Date***") in the United States Bankruptcy Court for the Southern District of Florida (the "***Bankruptcy Court***") under chapter 11 of title 11 of the United States Code (the "***Bankruptcy Code***"), *In re Gaucho Group Holdings, Inc.*, Case No. 24-21852-LMI (the "***Bankruptcy Case***") and will be consummated as part of a structured dismissal as set forth below.

This Term Sheet and the information contained herein are entitled to protection from any use or disclosure to any party or person pursuant to Rule 408 of the Federal Rules of Evidence and any other applicable rule, statute, or doctrine of similar import protecting the use or disclosure of confidential settlement discussions. Until publicly disclosed with the prior written agreement of the Lender, this Term Sheet shall remain strictly confidential and may not be shared with any other party or person other than the Parties and their retained professionals without the consent of the Lender.

Without limiting the generality of the foregoing, this Term Sheet and the undertakings contemplated herein are subject in all respects to the negotiation, execution, and delivery of the Definitive Documents (as defined herein).

THIS TERM SHEET IS NOT AN OFFER OR A SOLICITATION WITH RESPECT TO ANY SECURITIES, LOANS OR OTHER INSTRUMENTS OR A SOLICITATION OF ACCEPTANCES OF A CHAPTER 11 PLAN WITHIN THE MEANING OF SECTION 1125 OF THE BANKRUPTCY CODE. ANY SUCH OFFER, ACCEPTANCE OR SOLICITATION WILL COMPLY WITH ALL APPLICABLE LAW, INCLUDING SECURITIES LAWS AND/OR PROVISIONS OF THE BANKRUPTCY CODE. NOTHING CONTAINED IN THIS TERM SHEET SHALL BE AN ADMISSION OF FACT OR LIABILITY. THE TRANSACTIONS DESCRIBED HEREIN WILL BE SUBJECT TO BANKRUPTCY COURT APPROVAL.

THE REGULATORY, TAX, ACCOUNTING, AND OTHER LEGAL AND FINANCIAL MATTERS AND EFFECTS RELATED TO THE TRANSACTIONS CONTEMPLATED BY THE SETTLEMENT OR ANY RELATED TRANSACTION OR SIMILAR TRANSACTION HAVE NOT BEEN FULLY EVALUATED. NOTHING HEREIN SHALL CONSTITUTE OR BE CONSTRUED AS AN ADMISSION OF ANY FACT OR LIABILITY, AND EACH STATEMENT CONTAINED HEREIN IS MADE WITHOUT PREJUDICE, SOLELY FOR SETTLEMENT PURPOSES.

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Term	Description
	Overview
Overview of the Settlement	This Term Sheet contemplates a comprehensive settlement between the Parties regarding the outstanding Secured Note Obligations (as defined below), the Litigations (as defined below), the Bankruptcy Case and all other disputes between the Parties. The Settlement is subject to the execution and delivery by the Parties of the Definitive Documents and Bankruptcy Court approval. The terms and conditions of the Settlement shall be set forth in a "***Settlement Agreement***" executed by the Parties.
Secured Note Obligations	"***Secured Note Obligations***" means, collectively, the obligations outstanding under: (i) that certain Securities Purchase Agreement, dated as of February 21, 2023 (as otherwise amended, restated, supplemented, or otherwise modified from time to time, the "***SPA***") by and among GGH and the Lender (the "***Noteholder***"); (ii) that certain Pledge and Security Agreement, dated as of February 21, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the "***Security Agreement***"), by and among GGH, GGI, the Noteholder, and the Lender, pursuant to which GGH and GGI granted to the Lender, for itself and for the benefit of the Noteholder, a security interest in the Collateral; (iii) that certain Intellectual Property Security Agreement, dated February 21, 2023 (as otherwise amended, restated, supplemented, or otherwise modified from time to time, the "***IP Security Agreement***") by and among GGH and the Lender in favor of the Lender; (iv) that certain Senior Secured Convertible Note, dated as of February 21, 2023, by GGH in favor of the Lender as Noteholder in the original principal amount of $5,617,978 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the "***Secured Note***"); and (v) any other document instrument and agreement executed by GGH, GGI, the Noteholder, GGH officers in their individual capacity, and/or the Lender in connection with the foregoing documents (collectively, the "***Loan Documents***").
Litigations	"***Litigations***" means, collectively, all pending litigations between a Gaucho Party and the Lender, including, without limitation, the cases styled as (i) *Gaucho Group Holdings, Inc. v. 3i, LP, 3i Management, LLC, and Maier Joshua Tarlow*, Case No. 24-cv-00212-UNA pending in the United States District Court for the District of Delaware (the "***Delaware Action***"), (ii) *3i, LP, 3i Management LLC and Maier Joshua Tarlow v. Gaucho Group Holdings, Inc.*, Case No. 1:2024-mc-03915, pending in the United States District Court for the Eastern District of New York, (iii) *3i, LP, 3i Management, LLC, and Maier Joshua Tarlow v. Gaucho Group Holdings, Inc.*, Case No. 2:24-mc-03929-NJC, pending in the United States District Court for the Eastern District of New York, (iv) *3i, LP v. Gaucho Group Holdings, Inc. and Gaucho Group, Inc.*, Index No. 652908/2024, pending in the New York County Supreme Court, and (v) *3i, LP v. Gaucho Group Holdings, Inc.*, Index No. 653080/2024, pending in the New York County Supreme Court.
Description of Settlement Terms	Upon execution of this Term Sheet, the Parties will: (i) not later than **March 12, 2025** jointly seek a 45-day extension of all deadlines in the Bankruptcy Case and Litigations, pending Bankruptcy Court approval of the Settlement, including to extend the exclusivity period for the Debtor to file a chapter 11 plan and to file an objection to GGH's motion to subordinate the Lender's Claim [Dkt. No. 284]; (ii) the Debtor will seek authority to extend the terms of the ASOF DIP financing to continue to provide funding through the 45-day period on substantially the same terms and conditions as those approved by the Court on January 31, 2025, and subject to Lender's objection [Dkt. No. 178]; (iii) not commence any new contested matter or adversary proceeding against any other Party in the Bankruptcy Case or assert additional claims or causes of action in the Litigations during the 45-day standstill period (as may be extended); and

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Term	Description
	(iv) not later than **March 17, 2025** jointly prepare and file a motion to approve the Settlement in the Bankruptcy Court. The material terms of the Settlement shall be as follows: (i) The Lender, for itself and the Noteholder(s), shall have an allowed secured claim in the amount of $5,500,000; (ii) GGH shall pay Lender a total of $5,500,000 in cash (the "***Cash Settlement***") in satisfaction of the Claim in three installments (each a "***Cash Settlement Installment***") as follows: 1. Pay Lender a total of $500,000 in cash at Closing; 2. Pay Lender a total of $1,000,000 in cash no later than 45 calendar days after the Closing; and 3. Pay Lender the remaining $4,000,000 in cash no later than 12 months after the Closing. (iii) At Closing, GGH shall cause AGP, IPG and AP SRL (collectively, the "***Settlors***") to convey and transfer to the Trustee (the "***Trustee***") of a newly formed *Fideicomiso en Garantia* (the "***Security Trust***") all of Settlors' right, title and interest in and to 100% of the quota interests in AR SRL and all ancillary rights and benefits thereunder, or all right, title and interest in and to the Hotel (defined below) or both. The Trustee will be an independent trustee domiciled in Buenos Aires, Argentine, acceptable to Lender and GGH. The primary beneficiary will be the Lender and the secondary/residual beneficiary will be the Settlors. The corpus of the Security Trust shall be the property of the Security Trust and the Settlors shall have no legal or equitable interest other than as a secondary/residual beneficiary. The Parties shall agree on a minimum sale price of the Hotel in case of Default, which shall not be less than the Loan Balance (as defined below), once the appraisals of the Algodon Mansion are completed. (iv) The Gaucho Parties shall pay the fees, filing fees and costs incurred to prepare the Trust Agreement, grant the Trustee full power of attorney and transfer the quota interests or Hotel or both to the Security Trust, the fees and costs of the Trustee and any taxes, fees or charges payable to a governmental entity related to the creation of the Trust, the power of attorney and the transfer of the quota interests. (v) The Trustee shall be given the irrevocable power of attorney with sole power and authority to take any of the following actions for and on behalf of AR SRL: • Execute and deliver the Hotel Management Agreement (as defined below); • Consent to any financing or other money borrowed by AR SRL or secured by any of the assets of AR SRL (which shall also require the prior written consent of the Lender and AR SRL's organization documents will be amended to make clear that it does not have the authority to incur indebtedness for borrowed money or to grant liens or mortgages without the consent of the Trustee and the Lender); • At the direction of Lender, after the occurrence of a Default under the terms of the Settlement, terminate the Hotel Management Agreement (defined below) and retain a new hotel manager, and on terms and conditions, acceptable to Lender; • After the occurrence of a Default, retain a broker to market for sale the Hotel (defined below) on terms and conditions acceptable to Lender; • After the occurrence of a Default, sell any and all right, title and interest in or to that certain real property and improvements known as the "Algodon Mansion" located in Buenos Aires, Argentina, together with all personal property, trade names and other related intellectual property (including, without limitation, trademarks and tradenames, websites, and social media accounts), contracts (including, without

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Term	Description
	limitation, booking agreements) and leases, if any and to the extent designated to be assigned by the buyer, and any and all licenses and permits (if transferable) necessary to own, manage and operate the hotel, restaurant, bar and food and beverage services, and any and all keys, codes, passwords, books and records related to the operations of the Algodon Mansion hotel (collectively, the "***Hotel***") free and clear of all liens, claims, and encumbrances (such conveyance or transfer of the Hotel defined herein as the "***Hotel Transfer***"); • Pay from the gross proceeds of a sale of the Hotel, the broker fees and commissions, Trustee's fees and expenses, attorney's fees, stamp taxes and other out of pocket costs in connection with a sale (the gross proceeds less the foregoing costs and expenses shall yield the "***Net Proceeds***"), provided, that, AR SRL shall be solely liable for any income, capital gain or similar taxes related to, or arising from the sale of, the Hotel; and • Distribute to the Lender and AR SRL the Net Proceeds in accordance with the terms of the Settlement and the Trust Agreement. (vi) Defaults shall include, inter alia, (i) GGH fails to pay Lender any Cash Settlement Installment when due under the terms of the Settlement, (ii) a material breach of the Hotel Management Agreement, (iii) any act or failure to act by GGH, AR SRL or any other Gaucho Party in violation of the terms of the agreement governing the Security Trust (the "***Trust Agreement***"), (iv) if AR SRL incurs any liability for money borrowed or grants a security interest in any of the assets of AR SRL without the consent of Lender, and (iv) any request by a Gaucho Party or an affiliate of a Gaucho Party to invalidate, unwind, avoid, enjoin, stay or otherwise challenge or oppose the formation of the Security Trust, the transfer of the quota interests and related rights and interests to the Trustee of the Security Trust, the appointment and powers of the Trustee and any actions taken by the Trustee to cause the sale of the Hotel and distribute the proceeds thereof in accordance with the terms of the Trust Agreement; (vii) Provided a Default has not occurred, promptly after Lender has received payment in full of the Cash Settlement, the Trustee shall transfer the quota interests in AR SRL to the Settlors in the same percentages as they held prior to the Closing of the Settlement; (viii) Upon the occurrence of a Default, the Lender shall be entitled to payment in full of the entire amount of Secured Note Obligations (which shall be not less than $8,022,667.19, plus all unpaid interest, costs, fees and expenses that accrued under the Loan Documents as of the date of execution of this Term Sheet), less any Cash Settlement Installments received by Lender (the "***Loan Balance***"); (ix) Upon the occurrence of a Default, the Trustee shall, for and on behalf of AR SRL, (A) within 30 days after being directed by the Lender, retain a broker to market for sale the Hotel on terms and conditions acceptable to Lender, terminate the Hotel Management Agreement, retain a new hotel manager that is not affiliated with the Gaucho Parties under a new hotel management agreement acceptable to Lender, and (B) if the Trustee receives one or more offers that meet the minimum conditions set forth in the Trust Agreement, subject to Lender's ROFR Right (defined below), close on the sale of the Hotel for the highest and best offer received, provided, however, in the event the Trustee does not, within six months after the retention of a broker, close on the sale of the Hotel for a purchase price that will yield Net Proceeds equal to at least the Loan Balance, the Trustee shall, at the direction of the Lender, convey the Hotel to the Lender or its designee in satisfaction of the Loan Balance, in which case, GGH's obligation to pay the Loan Balance (costs, expenses, fees, commissions etc.,) , and all other obligations of the Parties under the Settlement, shall be deemed to have been satisfied (other than obligations that expressly survive under the terms

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Term	Description
	and conditions of the Settlement (such as the non-solicitation, releases and GGH's obligation to dismiss the Bankruptcy Case)) and the Trustee shall thereafter transfer the quota interests in AR SRL to the Settlors in the same percentages as they held prior to the Closing of the Settlement. (x) Lender shall have a right of first refusal, on not less than 30 days prior notice from the Trustee, to match the highest and best offer received by the Trustee for the Hotel (the "***ROFR Right***"). If the ROFR Right is timely exercised, the Trustee will convey the Hotel to Lender or its designee and the Lender may credit the Loan Balance against the purchase price being paid, with any excess Net Proceeds to be distributed by the Trustee to the Lender and AR SRL pursuant to the sharing arrangement below in clause (xi). If the ROFR Right is not timely exercised, then the Trustee may proceed with the closing of the sale of the Hotel in accordance with the terms and conditions of the highest and best offer received; (xi) Upon the consummation of the sale of the Hotel, the Trustee shall distribute the Net Proceeds as follows: (i) first, to the Lender in the amount of the unpaid Loan Balance, (ii) with any excess to be paid 50% to the Lender and 50% to AR SRL; (xii) The full and timely payment of the Cash Settlement shall be deemed to satisfy the Lender's Secured Note Obligations in full; (xiii) A mutual release (other than with respect to each Party's obligations under the Settlement Agreement and Trust Agreement) in form and substance satisfactory to GGH and the Lender (the form to be attached to the Settlement Agreement); (xiv) GGH agrees to entry of a consent judgment in favor of Defendants in the Delaware Action; (xv) Lender dismisses with prejudice the Litigations described in the "Litigations" section of this Term Sheet in clauses (ii)-(iv) (with the terms and conditions of the Settlement to survive);. (xvi) GGH shall direct The Basile Law Firm that it may not refer to or use GGH and its case in its marketing materials.; and (xvii) The satisfaction of the Conditions to the Closing described below in the "Conditions" section of this Term Sheet.
Terms and Conditions	
Closing	"***Closing***" means the date on which each of the conditions (the "***Conditions***") to the effectiveness of the transactions contemplated by this Term Sheet shall have been satisfied or waived in accordance with their terms, which shall not be later than **May 22, 2025**. The Closing will be in escrow. In general, the Parties will execute and deliver to the Escrow Agent documents and instruments to which they are a signatory, together with any payments to be made at Closing, After all the conditions to Closing are satisfied or waived by the Parties, the Escrow Agent shall release the signed documents, instruments and cash payments and file, record or deliver them in accordance with the terms of an Escrow Agreement.
Conditions	The material Conditions to the Closing shall be: (i) Lender's satisfaction with the Hotel Diligence by no later than 30 days after execution of this Term Sheet; (ii) Bankruptcy Court approval of the Settlement by a final, non-appealable order, which shall not be later than **April 11, 2025**; (iii) Execution and delivery by the appropriate Parties of the documents and instruments necessary to consummate the transfer of the quota interests to the Security Trust, in addition to all right, title and interest in the Hotel; (iv) Payment by GGH to Lender of $500,000 in cash as the first installment of the Cash Settlement;

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Term	Description
	(v) Execution and delivery of the agreements to terminate any and all purchase and sale agreements entered into between any one or more of the Gaucho Parties and Maier Tarlow, Mordechai Tarlow, and Paula Zogala and the return of their respective deposits in immediately available funds in the aggregate amount of US $107,900; (vi) In the Delaware Action, the filing of a proposed form of consent judgment in favor of Defendants in the Delaware Action; Lender dismissing with prejudice the Litigations described in the "Litigations" section of this Term Sheet in clauses (ii)-(iv); (vii) GGH withdrawal of the subordination motion in the Bankruptcy Case; (viii) UCC-3 terminations of Lender's liens on GGH's and GGI's assets (including the pledge of interests in GGH's direct subsidiaries); (ix) Termination of the Independent Manager of AGP and IGP and retraction of the amended and restated limited liability company operating agreements for such entities; (x) Execution and delivery of a new hotel management agreement in form and substance acceptable to GGH and Lender between AR SRL (to be signed by the Trustee under power of attorney) and the current manager of the Hotel that will be cross-defaulted with the Settlement Agreement (the "***Hotel Management Agreement***"). The Hotel Management Agreement will contain market standards for the maintenance and upkeep of the Hotel premises, limits on any reduction in nightly room rates, terms of employment for any employees of the Hotel or the manager and compliance with applicable law; (xi) Formal recognition of the Trustee as the SRL's power of attorney and granting Trustee the appropriate rights and powers, and that the SRL does not have the authority to incur indebtedness for borrowed money or to grant liens or mortgages on its assets without the consent of the Trustee and the Lender; and (xii) Execution and delivery of a letter from Scott Mathis to Lender in form and substance acceptable to Lender acknowledging the decision in the Delaware Action that GGH's claims and causes of action against the Lender did not have a likelihood of success on the merits, describing the negative consequences to GGH resulting from GGH's commencement of the Delaware Action (including the Bankruptcy Case, the incurrence of attorney's fees and costs, and the disruption of the Debtor's businesses) and advising any other entity or person doing business with 3i not to bring a similar action (the "***Mathis Letter***").
Case Dismissal Order	"***Case Dismissal Order***" means a final order in form and substance acceptable to GGH and the Lender providing for the structured dismissal of the Bankruptcy Case. The order approving the Settlement will include a decretal provision directing the Debtor to file by no later than **June 2, 2025** a motion for dismissal of the Bankruptcy Case.
Mutual Releases	Mutual releases of claims to the fullest extent permitted by applicable law with carveouts for obligations under the terms and conditions of the Settlement.
Fees & Costs	Each Party shall be responsible for such Party's costs and professional fees incurred to date and to negotiate, document and close the Settlement, including but not limited to attorney's fees.
Cooperation	The Parties will reasonably cooperate with each other in the consummation of the transactions contemplated under the Settlement. The Gaucho Parties shall not, and shall not permit its counsel in the Delaware Action, agents or representatives to, publish or otherwise disseminate information concerning the Litigations other than disclosing copies of the Mathis Letter. If requested by the Lender, Mr. Mathis agrees to participate with Lender in a call with any borrower or future borrower of Lender that is considering commencing or has commenced legal action against the Lender or any affiliate of the Lender challenging the validity, amount or enforcement of a loan arrangement.

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Term	Description
Hotel Diligence	The Lender's obligation to proceed with the transactions contemplated under the Term Sheet is subject to confirmatory diligence on the Hotel (the "***Hotel Diligence***"), to be updated monthly through the Closing, including, without limitation: • Quarterly financials for the Hotel for the period March 1, 2023 – March 31, 2025 • AR/AP aging schedule as of February 28, 2025 • Detailed list of personal property assets • Title report • Schedule of capital lease obligations • Copies of all contracts, leases, licenses, permits • Copies of all notes, loan agreements, security agreements, mortgages and other • documents and instruments evidencing any money loaned to AR SRL or guaranteed by • AR SRL (or for which AR SRL is a co-obligor), together with current balances and loan • status • List of suppliers and vendors, including their current account status, AP and contracts • Employee list • List of banks used by the Hotel and for each, the accounts • Operating and capital budgets for 2025 • Environmental reports • Most recent survey
Governing Law, Jurisdiction, and Venue	This Term Sheet and the Settlement Agreement and the ancillary documents and instruments shall be governed by the laws of the State of Delaware or the applicable laws in Argentina where appropriate without regard to choice of law rules. The Parties agree that the Bankruptcy Court shall retain jurisdiction to enforce the Settlement and all related agreements. Venue for any disputes shall be the Bankruptcy Court.
Third-Party Beneficiaries	Except as specifically set forth or referred to herein, nothing herein is intended or shall be construed to confer upon any person or entity other than the Parties and their successors or assigns, any rights or remedies under or by reason of this Term Sheet.
Counterparts	This Term Sheet may be executed in any number of counterparts, all of which together will for all purposes constitute one and the same agreement. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Term Sheet effective as of the date first set forth above.

[Lender Parties]
DocuSigned by:
By: ______
59A3D54EB13F47E...
Name: Maier Tarlow
Title: Managing Partner

Gaucho Group Holdings, Inc.

By: Scott Mathis ______
Name: Scott L. Mathis
Title: President & CEO

Gaucho Group, Inc.

By: Scott Mathis ______
Name: Scott L. Mathis
Title: President & CEO

InvestProperty Group, LLC

By: Gaucho Group Holdings, Inc., its Sole and Managing Member

By: Scott Mathis ______
Name: Scott L. Mathis
Title: President & CEO

Algodon Global Properties, LLC

By: InvestProperty Group, LLC, its Sole and Managing Member

By: Gaucho Group Holdings, Inc., its Sole and Managing Member

By: Scott Mathis ______
Name: Scott L. Mathis
Title: President & CEO

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Gaucho Ventures I-Las Vegas, LLC

By: Gaucho Group Holdings, Inc., its Sole and Managing Member

By: Scott Mathis ______________
Name: Scott L. Mathis
Title: President & CEO

The Algodon Recoleta, S.R.L.

By: Scott Mathis ______________
Name: Scott L. Mathis
Title: Authorized Signatory

Algodon Properties II S.R.L.

By: Scott Mathis ______________
Name: Scott L. Mathis
Title: Authorized Signatory

Algodon Wine Estates S.R.L.

By: Scott Mathis ______________
Name: Scott L. Mathis
Title: Authorized Signatory

Gaucho Development S.R.L.

By: Scott Mathis ______________
Name: Scott L. Mathis
Title: Authorized Signatory